Exhibit 10.1

FOURTH MODIFICATION AGREEMENT

THIS FOURTH MODIFICATION AGREEMENT (“Modification”) is dated as of this 23rd day of June, 2016, by and among AMPHASTAR PHARMACEUTICALS, INC., a Delaware corporation (“Borrower”) and ARMSTRONG PHARMACEUTICALS, INC., a Delaware corporation (“Guarantor”), on the one hand, and CATHAY BANK, a California banking corporation (“Lender”), on the other hand, with reference to the following facts:

W I T N E S S E T H:

A. Lender has heretofore extended a revolving line of credit in the original maximum principal amount of $20,000,000.00 (“Loan”) to Borrower, which loan is evidenced by, among other things, that certain Revolving Loan and Security Agreement dated April 10, 2012, executed by Borrower and Lender (together with any amendment thereto and/or modification thereof, “Loan Agreement”).

B. The Loan Agreement was previously amended by (i) that certain First Extension and Modification Agreement dated April 11, 2013, executed by Borrower and Lender (“First Modification”), (ii) that certain Second Extension and Modification Agreement dated April 28, 2014, executed by Borrower and Lender (“Second Modification”); and (iii) that certain Third Modification Agreement dated December 31, 2014, executed by Borrower and Lender (“Third Modification”) .

C. As an inducement to Lender to enter into the Second Modification, Guarantor executed and delivered to Lender that certain Continuing Guaranty dated April 28, 2014, pursuant to which, among other things, Guarantor guaranteed to Lender the payment and performance of any and all obligations of Borrower the Loan Agreement (“Guaranty”).

D. The Loan Agreement, Guaranty and all other documents executed or delivered in connection therewith, and all modifications, extensions, and substitutions thereof (including, without limitation, the First Modification, Second Modification, and the Third Modification) are hereafter called the “Loan Documents.”  All terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Loan Agreement.

E. Borrower and Guarantor have now requested that Lender agree to (i) extend the Maturity Date for Borrowing Base Subline from May 31, 2016, to May 31, 2018 and (ii) make certain further modifications and/or changes to the terms of the Loan and the Loan Documents, as more particularly set forth herein.  Lender is willing to do so subject to the terms and conditions of this Modification.

 NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

AGREEMENT

1. Recitals. The Recitals are incorporated herein by this reference as are all exhibits. Borrower and Guarantor agree and acknowledge that the factual information recited above is true and correct.

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2. Borrower and Guarantor Acknowledgment as to Obligations.

a. As of June 23, 2016, the principal balance of the Loan is $0.00.  Notwithstanding that, as of June 23, 2016, there are no Advances outstanding under the Loan Agreement, Borrower acknowledges and agrees that the Loan Agreement and the other Loan Documents (including, without limitation, any and all liens or security interests granted to Lender therein) remain in full force and effect, and in the event any Advances are made by Lender to Borrower under the Loan Agreement after June 23, 2016, Borrower shall be obligated for the repayment of the same, together with interest thereon, in accordance with the terms and conditions set forth in the Loan Agreement.

b. Borrower and Guarantor specifically acknowledge and confirm that they do not have any valid offset or defense to the obligations, indebtedness and liability under the Loan Documents.

3. Reaffirmation of Obligations.  This Modification is, in part, a reaffirmation of the obligations, indebtedness and liability of Borrower and Guarantor to Lender as evidenced by the Loan Agreement, Guaranty and the other Loan Documents.  Therefore, Borrower and Guarantor represent, warrant, acknowledge and agree that, except as specified herein, all of the terms and conditions of the Loan Documents are and shall remain in full force and effect, without waiver or modification of any kind whatsoever, and are ratified and confirmed in all respects.

4. Extension of Maturity Date for Borrowing Base Subline.  The Maturity Date for Borrowing Base Subline is hereby extended from May 31, 2016, to May 31, 2018, at which time the entire principal balance under the Borrowing Base Subline plus all accrued and unpaid interest thereon is and shall be due and payable as provided under the Loan Documents.

5. Modification of Loan Agreement.

a.Section 1.1 of the Loan Agreement is hereby amended to include the following defined terms and their corresponding definitions, which shall be read to appear in alphabetic order among the existing defined terms in Section 1.1 of the Loan Agreement:

“ ‘Debt Service’ means the current portion of long-term debt (including, without limitation, all scheduled payments of principal and interest payable by Borrower to Lender hereunder), for the period measured.

***

‘EBITDA’ means earnings before interest, taxes, depreciation and amortization (excluding extraordinary loss or gain).

***

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“Fixed Charge Coverage Ratio” means (i) EBITDA, minus (ii) taxes, and minus (iii) cash capital; divided by Debt Service.”

b.Subsection (r) of the definition of “Eligible Accounts” on page 3 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(r)[Intentionally Omitted];”

c.Section 9.1(e) of the Loan Agreement is amended to read as follows:

“(e)Profitability.  On a consolidated basis with its subsidiaries, Borrower shall maintain profitability of not less than One Dollar ($1.00) for each fiscal year during the term of the Line of Credit, which will be measured annually based upon the financial statements of Borrower furnished to Lender in accordance with Section 9.3, below.”

d.Section 9.1 of the Loan Agreement is amended add the following new subsection 9.1(g) as follows:

“(g)Fixed Charge Coverage Ratio.  Maintain a Fixed Charge Coverage Ratio in excess of 1.20 to 1, which shall be measured annually by Lender.”

6. Field Audit.  On or before June 30, 2017, Borrower and Lender shall have scheduled a field audit of Borrower to be performed by an agent designated by Lender, all to the satisfaction of Lender in its sole opinion judgment, in accordance with Section 9.4 of the Loan Agreement.

7. Borrower’s and Guarantor’s Representations and Warranties. Borrower and Guarantor hereby represent and warrant to Lender and covenant and agree with Lender as follows:

a. Borrower and Guarantor have full legal right, power and authority to enter into and perform this Modification.  The execution and delivery of this Modification by Borrower and Guarantor, and the consummation by Borrower and Guarantor of the transactions contemplated hereby have been duly authorized by all necessary action by or on behalf of Borrower and Guarantor.  This Modification is a valid and binding obligation of Borrower and Guarantor, enforceable against Borrower and Guarantor in accordance with its terms.

b. Neither the execution and delivery of this Modification by Borrower and Guarantor, nor the consummation by Borrower and Guarantor of the transactions contemplated hereby, conflicts with or constitutes a violation or a default under any law applicable to Borrower and Guarantor, or any contract, commitment, agreement, arrangement or restriction of any kind to which Borrower or Guarantor is a party, by which Borrower or Guarantor is bound or to which any of Borrower’s or Guarantor’s property or assets is subject.

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c. There are no actions, suits or proceedings pending, or to the knowledge of Borrower or Guarantor, threatened against or affecting Borrower or Guarantor, in relation to its obligations to Lender or involving the validity and enforceability of this Modification, or any of the other Loan Documents or Additional Loan Documents (as hereinafter defined), as applicable, at law or in equity, or before or by any governmental agency, or which could have a material adverse effect on the financial condition, operations, properties, assets, liabilities or earnings of Borrower or Guarantor, or the ability of Borrower or Guarantor to perform its obligations to Lender.

d. Borrower and Guarantor hereby reaffirm and confirm that the representations and warranties of Borrower and Guarantor contained in the Loan Documents are true, correct and complete in all material respects as of the date of this Modification.

e. Borrower and Guarantor are in full and complete compliance with the terms, covenants, provisions and conditions of the Loan Agreement and the other Loan Documents to which they are a party.
f. All covenants, representations and warranties of herein are incorporated by reference and hereby made a part of the Loan Documents, as applicable.

8. Incorporation.   The terms, conditions and provisions of this Modification are hereby incorporated in the Loan Agreement and other Loan Documents and shall have the same force and effect as if originally incorporated therein.

9. Conditions Precedent.  The effectiveness of this Modification shall be expressly conditioned upon the following having occurred or Lender having received all of the following, in form and content satisfactory to Lender and its counsel, and suitable for filing or recording, as the case may be, as required, by no later than June 30, 2016:

a. This Modification, fully executed by Borrower and Guarantor;
b. Payment and/or reimbursement to Lender of the fees, costs and expenses (including, without limitation, attorneys’ fees) incurred by Lender in connection with this Modification;

c. Borrower shall pay to Lender, from Borrower’s own funds, the sum of $20,000.00, as an extension fee, which shall be deemed fully earned by Lender and non-refundable to Borrower upon the execution of this Modification; and

d. Such additional assignments, agreements, certificates, reports, approvals, instruments, documents, subordination agreements, financing statements, consents and opinions as Lender may request, in its sole opinion and judgment, in connection with this Modification.

The documents and instruments referenced in this Section 9.a and 9.d, above, inclusive, are hereinafter referred to individually and collectively as the “Additional Loan Documents.”

10. Successors and Assigns. This Modification shall be binding upon and inure to the benefit of Borrower and Guarantor and their respective successors and assigns, except that

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Borrower and Guarantor may not assign their rights hereunder or any interest therein without the prior written consent of Lender.
11. General Release of Lender.

a. Except as to the obligations imposed upon Lender, as provided herein, Borrower and Guarantor, on behalf of themselves, their respective successors and assigns, and each of them, do hereby forever relieve, release, acquit and discharge Lender and its predecessors, successors and assigns, and their respective past and present attorneys, accountants, insurers, representatives, affiliates, partners, subsidiaries, officers, employees, directors, and shareholders, and each of them (collectively, the “Released Parties”), from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses (including, but not limited to, attorneys’ fees), damages, injuries, actions and causes of action, of whatever kind or nature, whether legal or equitable, known or unknown, suspected or unsuspected, contingent or fixed, which Borrower or Guarantor now owns or holds or has at any time heretofore owned or held or may at any time hereafter own or hold against the Released Parties, or any of them, by reason of any acts, facts, transactions or any circumstances whatsoever occurring or existing, including, but not limited to, those based upon, arising out of, appertaining to, or in connection with the Recitals above, the Loan, the facts pertaining to this Modification, any collateral heretofore granted to Lender or granted in connection herewith, or to any other obligations of Borrower and Guarantor to Lender, or the lending arrangements between Lender and Borrower and Guarantor.

b. As to the matters released herein, Borrower and Guarantor expressly waive any and all rights under Section 1542 of the Civil Code of the State of California, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

c. Borrower and Guarantor expressly waive and release any right or benefit which they have or may have under Section 1542 of the Civil Code of the State of California, and any similar law of any state, territory, commonwealth or possession of the United States, or the United States, to the full extent that they may waive all such rights and benefits pertaining to the matters released herein.  In connection with such waiver and relinquishment, Borrower and Guarantor acknowledge that they are aware that they may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which they now know or believe to be true.  Nevertheless, it is the intention of Borrower and Guarantor, through this Modification, to fully, finally and forever release all such matters, and all claims relative thereto, which do now exist, may exist, or heretofore have existed.  In furtherance of such intention, the release herein given shall be and remain in effect as a full and complete release of such matters notwithstanding the discovery or existence of any such additional or different claims or facts relative thereto.

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d. Borrower and Guarantor are the sole and lawful owners of all right, title and interest in and to every claim and other matter which they purport to release herein, and they have not heretofore assigned or transferred, or purported to assign or transfer to any person or any entity claims or other matters herein released.  Borrower and Guarantor shall indemnify, defend and hold Lender and each of the other Released Parties, and each of them, harmless from and against any claims, liabilities, actions, causes of action, demands, injuries, costs, and expenses (including, but not limited to, attorneys’ fees), based upon or arising in connection with any such prior assignment or transfer, or any such purported assignment or transfer, or any claims or other matters released herein.

12. Revival of Obligation.

a. Borrower and Guarantor acknowledge and agree that in the event that the payment of money, this Modification, or the grant of collateral should for any reason subsequently be declared to be “fraudulent” within the meaning of any state, federal or foreign law relating to fraudulent conveyances, preferential or otherwise voidable or recoverable, in whole or in part, for any reason, under the United States Bankruptcy Code or any other federal, foreign or state law (collectively referred to herein as “Voidable Transfer”), and Lender is required to pay or restore any such Voidable Transfer, or any portion thereof, then as to that which is repaid or restored pursuant to any such Voidable Transfer (including all costs, expenses and attorneys’ fees of Lender related thereto, including, without limitation, relief from stay or similar proceedings), the liability of Borrower and Guarantor shall automatically be revived, reinstated and restored to the extent thereof, and shall exist as though such Voidable Transfer had never been made to Lender.

b. Nothing set forth herein is an admission that such Voidable Transfer has occurred.  Borrower and Guarantor expressly acknowledge that Lender may rely upon advice of counsel, and if so advised by counsel, may, in the exercise of Lender’s sole opinion and judgment, settle, without defending, any action to void any alleged Voidable Transfer, and that upon such settlement, Borrower and Guarantor shall again be liable for any deficiency resulting from such settlement as provided in this Modification.

c. As an additional inducement to and material consideration for Lender agreeing to the modifications provided in this Modification, agrees that in the event a Bankruptcy or Judicial Action (as hereinafter defined in this Section 12) is commenced which subjects Lender to any stay in the exercise of Lender’s rights and remedies under the Loan Documents including, but not limited to, the automatic stay imposed by Section 362 of the United States Bankruptcy Code (individually and collectively, “Stay”), then Borrower and Guarantor irrevocably consent and agree that such Stay shall automatically be lifted and released against Lender, and Lender shall thereafter be entitled to exercise all of its rights and remedies against Borrower and/or Guarantor under the Loan Documents, subject, however, to the terms and conditions of this Modification.  Borrower and Guarantor acknowledge that they are knowingly, voluntarily, and intentionally waiving their rights to any Stay and agree that the benefits provided to Borrower and Guarantor under the terms of this Modification are valuable consideration for such waiver.  As used in this Section 12, the term “Bankruptcy or Judicial Action” shall mean any voluntary or involuntary case filed by or against Borrower and/or Guarantor, under the United States Bankruptcy Code, or any voluntary or involuntary petition in

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composition, readjustment, liquidation, or dissolution, or any state and federal bankruptcy law action filed by or against Borrower and/or Guarantor, any action where Borrower and/or Guarantor are adjudicated as bankrupt or insolvent, any action for dissolution of Borrower and/or Guarantor, or any action in furtherance of any of the foregoing, or any other action, case, or proceeding that has the effect of staying (or in which a stay is being obtained against) the enforcement by Lender of its rights and remedies under this Modification, or any of the Loan Documents.

13. No Joint Venture, Management and Control. Notwithstanding any provision of this Modification and/or of the Loan Documents:

a. Lender is not and shall not be construed to be a partner, joint venture, alter ego, manager, controlling person or other business associate or participant of any kind of Borrower, Guarantor or any other person;

b. Lender shall not be deemed responsible to perform or participate in any acts, omissions, or decisions of Borrower or Guarantor; and;

c. Borrower and Guarantor do not have any claims, causes of action or defenses to their obligations to Lender based on any allegations of management or control exercised by Lender. Borrower and Guarantor acknowledge and agree that Lender does not manage or control them in any way.

14. Miscellaneous.
a. Section headings used in this Modification are for convenience only and shall not affect the construction of this Modification.

b. This Modification may be executed in one or more counterparts but all of the counterparts shall constitute one agreement; provided, however, this Modification shall not be effective and enforceable unless and until it is executed by all parties hereto.

c. This Modification and the other documents and instruments executed in connection therewith constitute the product of the negotiation of the parties hereto and the enforcement hereof shall be interpreted in a neutral manner, and not more strongly for or against any party based upon the source of the draftsmanship hereof.

d. This Modification is not a novation, nor, except as expressly provided in this Modification, is it to be construed as a release or modification of any of the terms, conditions, warranties, waivers or rights set forth in the Loan Documents.  Nothing contained in this Modification shall be deemed to constitute a waiver by Lender of any required performance by Borrower or Guarantor, of any default heretofore or hereafter occurring under or in connection with the other Loan Documents.  In the event there is a conflict in any term, condition or provision of this Modification, on the one hand, and the Loan Agreement or any of the other Loan Documents, on the other hand, the terms, conditions and provisions of this Modification are to control.

e. Borrower and Guarantor hereby further represent and warrant as follows:

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(1) Borrower and Guarantor have received, or have had the opportunity to receive, independent legal advice from attorneys of each of their choice with respect to the advisability of executing this Modification and prior to the execution of this Modification by Borrower and Guarantor, their attorneys reviewed this Modification and discussed this Modification with them and have made all desired changes;

(2) Except as expressly stated in this Modification, neither Lender nor any other person or entity has made any statement or representation to Borrower or Guarantor regarding facts relied upon by Borrower or Guarantor;

(3) Borrower and Guarantor do not rely upon any statement, representation or promise of Lender or any other person or entity in executing this Modification except as expressly stated in this Modification;

(4) The terms of this Modification are contractual and not a mere recital;
(5) This Modification has been carefully read by, the contents hereof are known and understood by, and it is signed freely by Borrower; and

(6) This Modification and the releases contained herein are intended to be final and binding against Borrower and Guarantor, and Borrower and Guarantor acknowledge that Lender is expressly relying on the finality of this Modification as a substantial, material factor inducing Lender’s execution of this Modification.

f. WAIVER OF RIGHT TO TRIAL BY JURY; JUDICIAL REFERENCE IN THE EVENT OF JURY TRIAL WAIVER UNENFORCEABILITY.  EACH PARTY TO THIS MODIFICATION HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS MODIFICATION OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS MODIFICATION OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY.  NOTWITHSTANDING THE FOREGOING TO THE CONTRARY, IN THE EVENT THAT THE JURY TRIAL WAIVER CONTAINED HEREIN SHALL BE HELD OR DEEMED TO BE UNENFORCEABLE, EACH PARTY HERETO HEREBY EXPRESSLY AGREES TO SUBMIT TO JUDICIAL REFERENCE ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER FOR WHICH A JURY TRIAL WOULD OTHERWISE BE APPLICABLE OR AVAILABLE.  PURSUANT TO SUCH JUDICIAL REFERENCE, THE PARTIES AGREE TO THE APPOINTMENT OF A SINGLE REFEREE

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AND SHALL USE THEIR BEST EFFORTS TO AGREE ON THE SELECTION OF A REFEREE.  IF THE PARTIES ARE UNABLE TO AGREE ON A SINGLE REFEREE, A REFEREE SHALL BE APPOINTED BY THE COURT TO HEAR ANY DISPUTES HEREUNDER IN LIEU OF ANY SUCH JURY TRIAL.  EACH PARTY ACKNOWLEDGES AND AGREES THAT THE APPOINTED REFEREE SHALL HAVE THE POWER TO DECIDE ALL ISSUES IN THE APPLICABLE ACTION OR PROCEEDING, WHETHER OF FACT OR LAW, AND SHALL REPORT A STATEMENT OF DECISION THEREON; PROVIDED, HOWEVER, THAT ANY MATTERS WHICH WOULD NOT OTHERWISE BE THE SUBJECT OF A JURY TRIAL WILL BE UNAFFECTED BY THIS WAIVER AND THE AGREEMENTS CONTAINED HEREIN.  THE PARTIES HERETO HEREBY AGREE THAT THE PROVISIONS CONTAINED HEREIN HAVE BEEN FAIRLY NEGOTIATED ON AN ARM’S-LENGTH BASIS, WITH BOTH SIDES AGREEING TO THE SAME KNOWINGLY AND BEING AFFORDED THE OPPORTUNITY TO HAVE THEIR RESPECTIVE LEGAL COUNSEL CONSENT TO THE MATTERS CONTAINED HEREIN.  ANY PARTY TO THIS MODIFICATION MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY AND THE AGREEMENTS CONTAINED HEREIN REGARDING THE APPLICATION OF JUDICIAL REFERENCE IN THE EVENT OF THE INVALIDITY OF SUCH JURY TRIAL WAIVER.

JS	RZ	KC
Borrower’s Initials	Guarantor’s Initials	Lender’s Initials

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed this Modification on the date and year first written above.

BORROWER:

AMPHASTAR PHARMACEUTICALS, INC.,
a Delaware corporation

By:	/S/Jason Shandell
Name:	Jason Shandell
Title:	President

GUARANTOR:

ARMSTRONG PHARMACEUTICALS, INC.,
a Delaware corporation

By:	/S/Rong Zhou
Name:	Rong Zhou
Title:	President

LENDER:

CATHAY BANK,
a California banking corporation,

By:	/S/Kenneth Chan
Name:	Kenneth Chan
Its:	Vice President

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